SUPPLEMENT DATED JANUARY 26, 2005, TO
THE MAY 1, 2004 PROSPECTUSES FOR

AFFINITY VARIABLE ANNUITY
CENTURY II VARIABLE ANNUITY
FREEDOM VARIABLE ANNUITY

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY
AND ITS
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement describes a change in the provisions regarding the allocation of premiums contained in the prospectuses for the variable annuity contracts listed above (each, a "Contract" and collectively, the "Contracts") issued by Kansas City Life Insurance Company ("we" or "us") on or after January 26, 2005.

The following updates information under the heading "ALLOCATION OF PREMIUMS" in your prospectus.

  for contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.
                                                        * * * * *

This supplement should be retained with your prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life´s Home Office at (800) 616-3670.